Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas DesRosier, Co-Chief Executive Officer, Co-President, and Chief Legal Officer of Seres Therapeutics, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)
The Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 6, 2025	/s/ Thomas DesRosier
Thomas DesRosier
Co-Chief Executive Officer, Co-President, Executive Vice President, Chief Legal Officer and Secretary (Co-Principal Executive Officer)